                               NEES

                          EXHIBIT INDEX
                         ---------------

Exhibit No.         Description                       Page
-----------         -----------                       ----

 (3)           Agreement and Declaration of        Incorporated
               Trust dated January 2, 1926,        by Reference
               as amended through April 28,
               1992

 (4)(a)        Massachusetts Electric Company      Incorporated
               First Mortgage Indenture and        by Reference
               Deed of Trust, dated as of
               July 1, 1949, and twenty-one
               supplements thereto

 (4)(b)        The Narragansett Electric           Incorporated
               Company First Mortgage Indenture    by Reference
               and Deed of Trust, dated as of
               September 1, 1944, and twenty-two
               supplements thereto

 (4)(c)        The Narragansett Electric           Incorporated
               Company Preference Provisions,      by Reference
               as amended, dated March 23, 1993

 (4)(d)        New England Power Company General   Incorporated
               and Refunding Mortgage Indenture    by Reference
               and Deed of Trust dated as of
               January 1, 1977 and twenty
               supplements thereto

 (10)(a)       Boston Edison Company et al. and    Incorporated
               New England Power Company:          by Reference
               Amended REMVEC Agreement dated
               August 12, 1977

 (10)(b)       The Connecticut Light and Power     Incorporated
               Company et al. and New England      by Reference
               Power Company:  Sharing Agreement
               for Joint Ownership, Construction
               and Operation of Millstone Unit No.
               3 dated as of September 1, 1973, and
               Amendments thereto; Transmission
               Support Agreement dated August 9,
               1974; Instrument of Transfer to NEP
               with respect to the 1979 Connecticut
               Nuclear Unit, and Assumption of
               Obligations, dated December 17, 1975

 (10)(c)       Connecticut Yankee Atomic Power     Incorporated
               Company et al. and New England      by Reference
               Power Company: Stockholders
               Agreement dated July 1, 1964;
               Power Purchase Contract dated
               July 1, 1964; Additional
               Power Contract dated as of
               April 30, 1984; Supplemntary
               Power Contract dated as of
               April 1, 1987, Capital Funds
               Agreement dated September 1,
               1964; Transmission Agreement
               dated October 1, 1964;
               Agreement revising Transmission
               Agreement dated July 1, 1979 and
               Amendment thereto dated January
               19, 1994

               1996 Amendatory Agreement dated     Filed herewith
               as of December 4, 1996

 (10)(d)       Maine Yankee Atomic Power Company   Incorporated
               et al. and New England Power        by Reference
               Company:  Capital Funds Agreement
               dated May 20, 1968 and Power
               Purchase Contract dated May 20,
               1968; Amendments dated as of
               January 1, 1984, March 1, 1984,
               October 1, 1984, and August 1,
               1985; Stockholders Agreement
               dated May 20, 1968; Additional
               Power Contract dated as of
               February 1, 1984

 (10)(e)(i)    New England Energy Incorporated     Incorporated
               Capital Funds Agreement with        by Reference
               NEES dated November 1, 1974 and
               Amendments thereto

               Amendment dated as of April 13,     Filed herewith
               1995

 (10)(e)(ii)   New England Energy Incorporated     Incorporated
               Loan Agreement with NEES dated      by Reference
               July 19, 1978 and effective
               November 1, 1974, and Amendments
               thereto

               Amendment dated as of April 13,     Filed herewith
               1995

 (10)(e)(iii)  New England Energy Incorporated     Incorporated
               Fuel Purchase Contract with         by Reference
               New England Power Company dated
               July 26, 1979, and Amendments
               thereto

 (10)(e)(iv)   New England Energy Incorporated     Incorporated
               Partnership Agreement with          by Reference
               Samedan Oil Corporation as
               Amended and Restated on
               February 5, 1985 and Amendment
               thereto

 (10)(e)(v)    New England Energy Incorporated     Incorporated
               Credit Agreement dated as of        by Reference
               April 13, 1995

 (10)(e)(vi)   New England Energy Incorporated     Incorporated
               Capital Maintenance Agreement       by Reference
               dated November 15, 1985, and
               Assignment and Security Agreement
               dated November 15, 1985 and
               Amendment dated as of April 28,
               1989

               Amendment dated as of April 13,     Filed herewith
               1995

 (10)(f)       New England Power Company and       Incorporated
               New England Electric Transmission   by Reference
               Corporation et al.:  Phase I
               Terminal Facility Support
               Agreement dated as of December 1,
               1981 and Amendments thereto;
               Agreement with respect to Use
               of the Quebec Interconnection
               dated as of December 1, 1981
               and Amendments thereto; Agreement
               for Reinforcement and Improvement
               of New England Power Company's
               Transmission System dated as of
               April 1, 1983; Lease dated as of
               May 16, 1983; Upper Development -
               Lower Development Transmission
               Line Support Agreement dated as
               of May 16, 1983

 (10)(g)       New England Electric Transmission   Incorporated
               Corporation and PruCapital          by Reference
               Management, Inc. et al: Note
               Agreement dated as of
               September 1, 1986; Mortgage,
               Deed of Trust and Security
               Agreement dated as of
               September 1, 1986; Equity
               Funding Agreement with New
               England Electric System dated
               as of December 1, 1985

 (10)(h)       Vermont Electric Transmission       Incorporated
               Company, Inc. et al. and New        by Reference
               England Power Company:  Phase I
               Vermont Transmission Line
               Support Agreement dated as
               of December 1, 1981 and
               Amendments thereto

 (10)(i)       New England Power Pool              Incorporated
               Agreement and Amendments thereto    by Reference

               Amendment dated as of December      Filed herewith
               1, 1996

 (10)(j)       Public Service Company of New       Incorporated
               Hampshire et al. and New England    by Reference
               Power Company:  Agreement for
               Joint Ownership, Construction
               and Operation of New Hampshire
               Nuclear Units dated as of
               May 1, 1973 and Amendments
               thereto; Transmission Support
               Agreement dated as of May 1,
               1973; Instrument of Transfer
               to NEP with respect to the
               New Hampshire Nuclear Units
               and Assumptions of Obligations
               dated December 17, 1975;
               Agreement Among Participants
               in New Hampshire Nuclear Units,
               certain Massachusetts Municipal
               Systems and Massachusetts
               Municipal Wholesale Electric
               Company dated May 28, 1976;
               Seventh Amendment To and Restated
               Agreement for Seabrook Project
               Disbursing Agent and Amendments
               thereto; Seabrook Project
               Managing Agent Operating
               Agreement dated as of June 29,
               1992, and Amendment to Seabrook
               Project Managing Agent Agreement
               dated as of June 29, 1992

 (10)(k)       Vermont Yankee Nuclear Power        Incorporated
               Corporation et al. and New          by Reference
               England Power Company:  Capital
               Funds Agreement dated
               February 1, 1968, Amendment
               dated March 12, 1968, and Power
               Purchase Contract dated
               February 1, 1968 and Amendments

 (10)(k)       thereto; Additional Power
 (cont.)       Contract dated as of February 1,
               1984; Guarantee Agreement dated
               as of November 5, 1981

 (10)(l)       Yankee Atomic Electric Company      Incorporated
               et al. and New England Power        by Reference
               Company:  Amended and Restated
               Power Contract dated April 1,
               1985 and Amendments thereto

 (10)(m)       New England Electric Companies'     Filed herewith
               Deferred Compensation Plan as
               amended through November 26, 1996

 (10)(n)       New England Electric System         Filed herewith
               Companies Retirement Supplement
               Plan as amended through June 1,
               1996

 (10)(o)       New England Electric Companies'     Filed herewith
               Executive Supplemental Retirement
               Plan I as amended through May
               20, 1996

 (10)(p)       New England Electric Companies'     Filed herewith
               Executive Supplemental Retirement
               Plan II as amended through
               October 25, 1995

 (10)(q)       New England Electric Companies'     Filed herewith
               Incentive Compensation Plan I
               as amended through October 24,
               1995

 (10)(r)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan II      by Reference
               as amended through January 1,
               1995

 (10)(s)       New England Electric Companies'     Filed herewith
               Incentive Compensation Plan III
               as amended through January 1,
               1996

 (10)(t)       New England Electric Companies'     Incorporated
               Senior Incentive Compensation       by Reference
               Plan as amended through January
               1, 1995

 (10)(u)       New England Electric System         Filed herewith
               Directors Deferred Compensation
               Plan as amended through
               December 1, 1996

 (10)(v)       Forms of Life Insurance Program     Incorporated
               and Form of Life Insurance          by Reference
               (Collateral Assignment)

 (10)(w)       New England Electric Companies'     Filed herewith
               Incentive Share Plan as amended
               through February 24, 1997

 (10)(x)       New England Electric Companies'     Filed herewith
               Long-Term Performance Share
               Award Plan amended through
               February 24, 1997

 (10)(y)       New England Electric System         Filed herewith
               Directors' Retirement Plan
               dated May 1, 1994

 (10)(z)       Forms of Severance Protection       Filed herewith
               Agreement

 (10)(aa)      New England Power Service           Incorporated
               Company and Joan T. Bok:            by Reference
               Service Credit Letter dated
               October 21, 1982

 (10)(bb)      New England Electric System         Incorporated
               and John W. Rowe:  Service          by Reference
               Credit Letter dated
               December 5, 1988

 (10)(cc)      Agreement between New England       Filed herewith
               Electric System and John W.
               Rowe dated February 28, 1995

 (10)(dd)      New England Power Service           Incorporated
               Company and the Company:            by Reference
               Form of Supplemental Pension
               Service Credit Agreement

 (10(ee)       New England Power Company and       Incorporated
               New England Hydro-Transmission      by Reference
               Electric Company, Inc. et al:
               Phase II Massachusetts
               Transmission Facilities Support
               Agreement dated as of June 1,
               1985 and Amendments thereto

 (10)(ff)      New England Power Company and       Incorporated
               New England Hydro-Transmission      by Reference
               Corporation et al:  Phase II
               New Hampshire Transmission
               Facilities Support Agreement
               dated as of June 1, 1985 and
               Amendments thereto

 (10)(gg)      New England Power Company et        Incorporated
               al:  Phase II New England Power     by Reference
               AC Facilities Support Agreement
               dated as of June 1, 1985 and
               Amendments thereto

 (10)(hh)      New England Hydro-Transmission      Incorporated
               Electric Company, Inc. and New      by Reference
               England Electric System et al:
               Equity Funding Agreement dated
               as of June 1, 1985 and Amendments
               thereto

 (10)(ii)      New England Hydro-Transmission      Incorporated
               Corporation and New England         by Reference
               Electric System et al:
               Equity Funding Agreement dated
               as of June 1, 1985 and Amendments
               thereto

 (10)(jj)      Ocean State Power, et al., and      Incorporated
               Narragansett Energy Resources       by Reference
               Company:  Equity Contribution
               Agreement dated as of
               December 29, 1988; Amendment
               dated as of September 29, 1989

               Ocean State Power, et al., and      Incorporated
               New England Electric System:        by Reference
               Equity Contribution Support
               Agreement dated as of
               December 29, 1988; Amendment
               dated as of September 29, 1989;

               Ocean State Power II, et al.,       Incorporated
               and Narragansett Energy Resources   by Reference
               Company: Equity Contribution
               Agreement dated as of September 29,
               1989; Ocean State Power II, et al.,
               and New England Electric System:
               Equity Contribution Support
               Agreement dated as of
               September 29, 1989

 (10)(kk)      NEES Energy, Inc./AllEnergy         Incorporated
               Marketing Company, L.L.C.           by Reference
               Limited Liability Company
               Agreement dated as of
               September 18, 1996

 (13)          1996 Annual Report to               Filed herewith
               Shareholders

 (21)          Subsidiary list                     Incorporated
                                                   by Reference

 (24)          Power of Attorney                   Filed herewith

 (27)          Financial Data Schedule             Filed herewith

                               NEP

                          EXHIBIT INDEX
                          -------------

Exhibit No.         Description                       Page
-----------         -----------                       ----

 (3)(a)        Articles of Organization as         Incorporated
               amended through June 27, 1987       by Reference

 (3)(b)        By-laws of the Company as           Incorporated
               amended May 10, 1995                by Reference

 (4)           General and Refunding Mortgage      Incorporated
               Indenture and Deed of Trust         by Reference
               dated as of January 1, 1977
               and twenty supplements
               thereto

 (10)(a)       Boston Edison Company et al.        Incorporated
               and the Company: Amended            by Reference
               REMVEC Agreement dated
               August 12, 1977

 (10)(b)       The Connecticut Light and Power     Incorporated
               Company et al. and the Company:     by Reference
               Sharing Agreement for Joint
               Ownership, Construction and
               Operation of Millstone Unit No. 3
               dated as of September 1, 1973,
               and Amendments thereto;
               Transmission Support Agreement
               dated August 9, 1974; Instrument
               of Transfer to the Company with
               respect to the 1979 Connecticut
               Nuclear Unit, and Assumption of
               Obligations, dated December 17,
               1975

 (10)(c)       Connecticut Yankee Atomic Power     Incorporated
               Company et al. and the Company:     by Reference
               Stockholders Agreement dated
               July 1, 1964; Power Purchase
               Contract dated July 1, 1964;
               Supplementary Power Contract
               dated as of April 1, 1987;
               Capital Funds Agreement dated
               September 1, 1964; Transmission
               Agreement dated October 1, 1964;
               Agreement revising Transmission
               Agreement dated July 1, 1979;
               Amendment revising Transmission
               Agreement dated as of January 19,
               1994; Five Year Capital Contribution

 (10)(c)       Agreement dated November 1, 1980;
 (cont.)       Guarantee Agreement dated as of
               November 13, 1981; Guarantee
               Agreement dated as of August 1,
               1985

  (10)(d)      Maine Yankee Atomic Power           Incorporated
               Company et al. and the Company:     by Reference
               Capital Funds Agreement dated
               May 20, 1968 and Power Purchase
               Contract dated May 20, 1968;
               and Amendments thereto;
               Stockholders Agreement dated
               May 20, 1968; Additional Power
               Contract dated as of February 1,
               1984; Guarantee Agreement dated
               as of September 23, 1985

 (10)(e)       Mass. Electric and the Company:     Incorporated
               Primary Service for Resale dated    by Reference
               February 15, 1974; and Amendments
               thereto; Memorandum of Understanding
               effective May 22, 1994

 (10)(f)       The Narragansett Electric           Incorporated
               Company and the Company:            by Reference
               Primary Service for Resale
               dated February 15, 1974
               and Amendments thereto;
               Memorandum of Understanding
               effective May 22, 1994 and
               Amendment therto

 (10)(g)       Time Charter between                Incorporated
               International Shipholding, Corp.    by Reference
               and New England Power Company
               dated as of October 27, 1994;
               Amendments dated as of September
               22, 1995

 (10)(h)       Consent and Agreement among New     Incorporated
               England Power Company, Central      by Reference
               Gulf Lines, Inc., Enterprise Ship
               Company, Inc., and The Bank of
               New York, dated as of September
               28, 1995

 (10)(i)       New England Electric                Incorporated
               Transmission Corporation et al.     by Reference
               and the Company:  Phase I
               Terminal Facility Support
               Agreement dated as of
               December 1, 1981; Amendments
               dated as of June 1, 1982 and
               November 1, 1982; Agreement with

 (10)(i)       respect to Use of the Quebec
 (cont.)       Interconnection dated as of
               December 1, 1981; Amendments
               dated as of May 1, 1982 and
               November 1, 1982; Amendment
               dated as of January 1, 1986;
               Agreement for Reinforcement
               and Improvement of the Company's
               Transmission System dated as
               of April 1, 1983; Lease dated
               as of May 16, 1983; Upper
               Development-Lower Development
               Transmission Line Support
               Agreement dated as of May 16,
               1983

 (10)(j)       Vermont Electric Transmission       Incorporated
               Company, Inc. et al. and the        by Reference
               Company:  Phase I Vermont
               Transmission Line Support
               Agreement dated as of
               December 1, 1981 and Amendments
               thereto

 (10)(k)       New England Energy Incorporated     Incorporated
               and the Company:  Fuel Purchase     by Reference
               Contract dated July 26, 1979,
               and Amendments thereto

 (10)(l)       New England Power Pool              Incorporated
               Agreement and Amendments            by Reference
               thereto

 (10)(m)       New England Power Service           Incorporated
               Company and the Company:            by Reference
               Specimen of Service Contract

 (10)(n)       Massachusetts Electric              Filed herewith
               Company, et al. and the
               Company: Form of Mutual
               Assistance Agreement

 (10)(o)       Massachusetts Electric              Filed herewith
               Company, et al. and the
               Company: Restructuring
               Settlement Agreement
               approved by the Massachusetts
               Department of Public Utilities

 (10)(p)       Public Service Company of New       Incorporated
               Hampshire et al. and the            by Reference
               Company:  Agreement for Joint
               Ownership, Construction and
               Operation of New Hampshire
               Nuclear Units dated as of
               May 1, 1973 and Amendments

 (10)(p)       thereto; Seventh Amendment
 (cont.)       as of November 1, 1990;
               Transmission Support Agreement
               dated as of May 1, 1973;
               Instrument of Transfer to the
               Company with respect to the New
               Hampshire Nuclear Units and
               Assumptions of Obligations
               dated December 17, 1975 and
               Agreement Among Participants
               in New Hampshire Nuclear Units,
               certain Massachusetts Municipal
               Systems and Massachusetts
               Municipal Wholesale Electric
               Company dated May 28, 1976;
               Seventh Amendment To and
               Restated Agreement for Seabrook
               Project Disbursing Agent dated
               as of November 1, 1990;
               Amendments dated as of
               June 29, 1992

               Settlement Agreement dated as       Incorporated
               of July 19, 1990 between            by Reference
               Northeast Utilities Service
               Company and the Company

               Seabrook Project Managing           Incorporated
               Agent Operating Agreement           by Reference
               dated as of June 29, 1992;
               and Amendment thereto

 (10)(q)       Vermont Yankee Nuclear Power        Incorporated
               Corporation et al. and the          by Reference
               Company:  Capital Funds
               Agreement dated February 1,
               1968, Amendment dated March 12,
               1968 and Power Purchase Contract
               dated February 1, 1968 and
               Amendments thereto; Additional
               Power Contract dated as of
               February 1, 1984; Guarantee
               Agreement dated as of November 5,
               1981

  (10)(r)      Yankee Atomic Electric Company      Incorporated
               et al. and the Company:             by Reference
               Amended and Restated Power
               Contract dated April 1, 1985
               and Amendments thereto

 (10)(s)       New England Electric Companies'     Incorporated
               Deferred Compensation Plan as       by Reference
               amended through November 26, 1996

 (10)(t)       New England Electric System         Incorporated
               Companies Retirement Supplement     by Reference
               Plan as amended through June 1,
               1996

 (10)(u)       New England Electric Companies'     Incorporated
               Executive Supplemental Retirement   by Reference
               Plan I as amended through May 20,
               1996

 (10)(v)       New England Electric Companies'     Incorporated
               Executive Supplemental Retirement   by Reference
               Plan II as amended through October
               25, 1995

 (10)(w)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan I as    by Reference
               amended through October 24, 1995

 (10)(x)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan II as   by Reference
               amended through January 1, 1995

 (10)(y)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan III as by Reference amended through January 1, 1996

 (10)(z)       New England Electric Companies'     Incorporated
               Senior Incentive Compensation       by Reference
               Plan as amended through
               January 1, 1995

 (10)(aa)      Forms of Life Insurance Program     Incorporated
               and Form of Life Insurance          by Reference
               (Collateral Assignment)

 (10)(bb)      New England Electric Companies'     Incorporated
               Incentive Share Plan as amended     by Reference
               through February 24, 1997

 (10)(cc)      New England Electric System         Incorporated
               Directors' Retirement Plan          by Reference
               dated May 1, 1994

 (10)(dd)      Forms of Severance Protection       Incorporated
               Agreement                           by Reference

 (10)(ee)      New England Electric Companies'     Incorporated
               Long-Term Performance Share         by Reference
               Award Plan amended through
               February 24, 1997

 (10)(ff)      New England Hydro-Transmission      Incorporated
               Electric Company, Inc. et al.       by Reference
               and the Company:  Phase II
               Massachusetts Transmission
               Facilities Support Agreement
               dated as of June 1, 1985
               and Amendments thereto

 (10)(gg)      New England Hydro-Transmission      Incorporated
               Corporation et al. and the          by Reference
               Company:  Phase II New Hampshire
               Transmission Facilities Support
               Agreement dated as of June 1,
               1985 and Amendments thereto

 (10)(hh)      Vermont Electric Power Company      Incorporated
               et al. and the Company:  Phase      by Reference
               II New England Power AC
               Facilities Support Agreement
               dated as of June 1, 1985 and
               Amendments thereto

 (13)          1996 Annual Report to               Filed herewith
               Stockholders

 (21)          Subsidiary list                     Filed herewith

 (24)          Power of Attorney                   Filed herewith

 (27)          Financial Data Schedule             Filed herewith

                          Mass. Electric
                          --------------

                          EXHIBIT INDEX
                          -------------

Exhibit No.         Description                       Page
-----------         -----------                       ----

 (3)(a)        Articles of Organization of the     Incorporated
               Company as amended through          by Reference
               November 15, 1993

 (3)(b)        By-Laws of the Company as           Incorporated
               amended through September 15,       by Reference
               1993

 (4)           First Mortgage Indenture and        Incorporated
               Deed of Trust, dated as of          by Reference
               July 1, 1949, and twenty-one
               supplements thereto

 (10)(a)       Boston Edison Company et al.        Incorporated
               and Company:  Amended REMVEC        by Reference
               Agreement dated August 12,
               1977

 (10)(b)       New England Power Company           Incorporated
               and the Company:  Primary           by Reference
               Service for Resale dated
               February 15, 1974; Amendment
               of Service Agreement dated
               July 22, 1983; Amendment of
               Service Agreement effective
               November 1, 1993; Memorandum
               of Understanding effective
               May 22, 1994

 (10)(c)       New England Power Pool              Incorporated
               Agreement and Amendments            by Reference
               thereto

 (10)(d)       New England Power Service           Incorporated
               Company and the Company:            by Reference
               Specimen of Service Contract

 (10)(e)       New England Power Company           Incorporated
               et al. and the Company:             by Reference
               Form of Mutual Assistance
               Agreement

 (10)(f)       New England Power Company           Incorporated
               et al. and the Company:             by Reference
               Restructuring Settlement
               Agreement approved by the
               Massachusetts Department of
               Public Utilities February
               26, 1997

 (10)(g)       New England Telephone and           Incorporated
               Telegraph Company and the           by Reference
               Company:  Specimen of Joint
               Ownership Agreement for Wood
               Poles

 (10)(h)       New England Electric Companies'     Incorporated
               Deferred Compensation Plan as       by Reference
               amended through November 26, 1996

 (10)(i)       New England Electric System         Incorporated
               Companies Retirement Supplement     by Reference
               Plan as amended through June 1,
               1996

 (10)(j)       New England Electric Companies'     Incorporated
               Executive Supplemental Retirement   by Reference
               Plan I as amended dated May 20,
               1996

 (10)(k)       New England Electric Companies'     Incorporated
               Executive Supplemental Retirement   by Reference
               Plan II as amended through
               October 25, 1995

 (10)(l)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan         by Reference
               as amended through January 1,
               1995

 (10)(m)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan II      by Reference
               as amended through January 1,
               1995

 (10)(n)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan III     by Reference
               as amended through January 1,
               1996

 (10)(o)       New England Electric Companies'     Incorporated
               Form of Deferred Compensation       by Reference
               Agreement for Directors

 (10)(p)       New England Electric Companies'     Incorporated
               Senior Incentive Compensation       by Reference
               Plan as amended through January
               1, 1995

 (10)(q)       Forms of Life Insurance Program     Incorporated
               and Form of Life Insurance          by Reference
               (Collateral Assignment)

 (10)(r)       New England Electric Companies'     Incorporated
               Incentive Share Plan as amended     by Reference
               through February 24, 1997

 (10)(s)       New England Electric Companies'     Incorporated
               Long-Term Performance Share         by Reference
               Award Plan amended through
               February 24, 1997

 (10)(t)       New England Electric System         Incorporated
               Directors' Retirement               by Reference
               Plan dated May 1, 1994

 (10)(u)       Forms of Severance Protection       Incorporated
               Agreement

 (10)(v)       New England Power Service           Incorporated
               Company and the Company:            by Reference
               Form of Supplemental Pension
               Service Credit Agreement

 (12)          Statement re computation of         Filed herewith
               ratios for incorporation by
               reference into the Mass. Electric
               registration statement on Form
               S-3, Commission File No. 33-59145

 (13)          1996 Annual Report to               Filed herewith
               Stockholders

 (24)          Power of Attorney                   Filed herewith

 (27)          Financial Data Schedule             Filed herewith

                           Narragansett
                          -------------

                          EXHIBIT INDEX
                          -------------

Exhibit No.         Description                       Page
-----------         -----------                       ----

 (3)(a)        Articles of Incorporation as        Incorporated
               amended June 9, 1988                by Reference

 (3)(b)        By-Laws of the Company              Incorporated
                                                   by Reference

 (4)(a)        First Mortgage Indenture and        Incorporated
               Deed of Trust, dated as of          by Reference
               September 1, 1944, and
               twenty-two supplements thereto

 (4)(b)        The Narragansett Electric           Incorporated
               Company Preference Provisions,      by Reference
               as amended, dated March 23, 1993

 (10)(a)       Boston Edison Company et al.        Incorporated
               and the Company: Amended REMVEC     by Reference
               Agreement dated August 12, 1977

 (10)(b)       New England Power Company and       Incorporated
               the Company: Primary Service for    by Reference
               Resale dated February 15, 1974;
               Amendments of Service Agreement;
               Memorandum of Understanding
               effective May 22, 1994; Amendment
               of Service Agreement effective
               January 1, 1995

 (10)(c)       New England Power Pool Agreement    Incorporated
               and Amendments thereto              by Reference

 (10)(d)       New England Power Service           Incorporated
               Company and the Company:            by Reference
               Specimen of Service Contract

 (10)(e)       New England Power Company           Incorporated
               et al. and the Company:             by Reference
               Form of Mutual Assistance
               Agreement

 (10)(f)       New England Telephone and           Incorporated
               Telegraph Company and the           by Reference
               Company: Specimen of Joint
               Ownership Agreement for Wood
               Poles

 (10)(g)       New England Electric Companies'     Incorporated
               Deferred Compensation Plan          by Reference
               as amended through November
               26, 1996

 (10)(h)       New England Electric System         Incorporated
               Companies Retirement Supplement     by Reference
               Plan, as amended through June
               1, 1996

 (10)(i)       New England Electric Companies'     Incorporated
               Executive Supplemental Retirement   by Reference
               Plan I, as amended through May 20,
               1996

 (10)(j)       New England Electric Companies'     Incorporated
               Executive Supplemental Retirement   by Reference
               Plan II, as amended through
               October 25, 1995

 (10)(k)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan I,      by Reference
               as amended through January 1,
               1995

 (10)(l)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan II,     by Reference
               as amended through January 1,
               1995

 (10)(m)       New England Electric Companies'     Incorporated
               Incentive Compensation Plan III,    by Reference
               as amended through January 1,
               1996

 (10)(n)       New England Electric Companies'     Incorporated
               Form of Deferred Compensation       by Reference
               Agreement for Directors

 (10)(o)       New England Electric Companies'     Incorporated
               Senior Incentive Compensation       by Reference
               Plan as amended through January 1,
               1995

 (10)(p)       Forms of Life Insurance Program     Incorporated
               and Form of Life Insurance          by Reference
               (Collateral Assignment)

 (10)(q)       New England Electric Companies'     Incorporated
               Incentive Share Plan as amended     by Reference
               through February 24, 1997

 (10)(r)       New England Power Service           Incorporated
               Company and the Company:            by Reference
               Form of Supplemental Pension
               Service Credit Agreement

 (10)(s)       New England Electric Companies'     Incorporated
               Long-Term Performance Share         by Reference
               Award Plan as amended through
               February 24, 1997

 (10)(t)       New England Electric System         Incorporated
               Directors' Retirement Plan          by Reference
               dated May 1, 1994

 (10)(u)       Forms of Severance Protection       Incorporated
               Agreement                           by Reference

 (12)          Statement re computation of         Filed herewith
               ratios for incorporation by
               reference into the Narragansett
               registration statement on Form
               S-3, Commission File No. 33-61131

 (13)          1996 Annual Report to               Filed herewith
               Stockholders

 (24)          Power of Attorney                   Filed herewith

 (27)          Financial Data Schedule             Filed herewith